The issuer has filed a registration statement (including a prospectus) with the
SEC (SEC File No. 333-141648) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
1-877-858-5407 or by emailing Citigroup-DCM-Prospectus@citigroup.com.

Information in this material regarding any assets backing any securities discussed or referred to herein supersedes all prior information regarding such assets that is inconsistent with the information in this material. Citigroup
Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters")
and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities discussed or referred to herein or derivatives thereof (including options).

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantively similar to or in the nature of the following disclaimers, statements or language, are not applicable to these materials and should be disregarded:

o disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;

o disclaimers of responsibility or liability;

o statements requiring investors to read or acknowledge that they have read or understand the registration statement or any disclaimers or legends;

o language indicating that this communication is neither a prospectus nor an offer to sell or a solicitation or an offer to buy;

o statements that this information is privileged, confidential or otherwise restricted as to use or reliance; and

o a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via the e-mail system pursuant to which this communication is being transmitted.

                                                          MULTIFAMILY TAPE
 LOAN
NUMBER     LOAN SELLER                 LOAN / PROPERTY NAME                              PROPERTY ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

7020528        CGM         Copper Beech - Kalamazoo, MI                          5900 Copper Beech Boulevard
7020561        CGM         Clearview Apartments                                  12100 Clearview Lane
7022671        CGM         Colonial Village Apartments                           1070 West Main Street
7021160        CGM         College Park Apartments                               304 66th Avenue Southwest
7019434        CGM         Perry's Crossing                                      1000 Valley Bluff Road
7020563        CGM         Willow Glen Apartments                                7101 Wolflin Avenue
7021704        CGM         Breckinridge Square Apartments                        203 Breckinridge Square
7018064        CGM         47 Third Avenue - Residential                         47 Third Avenue
7021577        CGM         Timber Ridge Apartments                               3602 Rolling Green Drive
7019896        CGM         Patchen Oaks Apartments                               251 Chippen Dale Circle
7021578        CGM         Wood Trail-Tyler Apartments                           1909 Shiloh Road
7020564        CGM         Pebblebend Apartments                                 4315 Esmond Drive
7021579        CGM         Oakwood Village Apartments                            1521 North 37th Street
7019156        CGM         McKee Place Apartments                                308-362 McKee Place
7020562        CGM         Indian Trail Apartments                               4120 Prairie Avenue
AR6930         GSMC        Copper Beech Townhomes II - Columbia                  1051 Southern Drive
AR6729         GSMC        Copper Beech Townhomes II - Allendale                 10295 48th Avenue

 LOAN
NUMBER         CITY               COUNTY         STATE       ZIP CODE         PROPERTY TYPE       SUB PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

7020528     Kalamazoo            Kalamazoo         MI          49009           Multifamily         Student Housing
7020561     Holland              Ottawa            MI          49424           Multifamily         Conventional
7022671     Hendersonville       Sumner            TN          37075           Multifamily         Conventional
7021160     Cedar Rapids         Linn              IA          52404           Multifamily         Student Housing
7019434     Perrysburg           Wood              OH          43551           Multifamily         Conventional
7020563     Amarillo             Potter            TX          79106           Multifamily         Conventional
7021704     Louisville           Jefferson         KY          40220           Multifamily         Conventional
7018064     New York             New York          NY          10003           Multifamily         Student Housing
7021577     Abilene              Taylor            TX          79606           Multifamily         Conventional
7019896     Lexington            Fayette           KY          40517           Multifamily         Conventional
7021578     Tyler                Smith             TX          75703           Multifamily         Conventional
7020564     Odessa               Ector             TX          79762           Multifamily         Conventional
7021579     Orange               Orange            TX          77630           Multifamily         Conventional
7019156     Pittsburgh           Allegheny         PA          15213           Multifamily         Student Housing
7020562     Amarillo             Randall           TX          79109           Multifamily         Conventional
AR6930      Columbia             Richland          SC          29201           Multifamily         Student Housing
AR6729      Allendale            Ottawa            MI          49401           Multifamily         Student Housing

                                                                                                                    ORIGINAL TERM TO
  LOAN                             CUT-OFF DATE BALANCE                                U/W NCF   CUT-OFF DATE LTV     MATURITY / ARD
 NUMBER     CUT-OFF DATE BALANCE       PER UNIT/PAD      MORTGAGE RATE    NOTE DATE      DSCR         RATIO              (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------

 7020528        30,450,000.00             118,945           5.8050%        09/12/07      1.16       74.2140%               120
 7020561        17,500,000.00              46,543           5.6320%        04/30/07      1.22       67.3077%               120
 7022671        16,800,000.00              46,154           6.5375%        09/20/07      1.22       57.9310%               120
 7021160        14,600,000.00              42,941           6.3500%        11/01/07      1.22       64.4023%               120
 7019434        14,000,000.00              47,297           5.7160%        06/28/07      1.46       59.3220%               120
 7020563        12,900,000.00              35,833           5.5300%        03/29/07      1.15       79.1411%               120
 7021704        12,500,000.00              42,517           6.2300%        08/30/07      1.25       74.1840%               120
 7018064        11,952,720.72             426,883           6.7890%        10/30/07      1.17       66.7750%               120
 7021577         9,695,000.00              43,281           6.2600%        08/09/07      1.18       78.8211%               120
 7019896         9,375,000.00              48,828           5.6350%        04/26/07      1.25       75.0000%               120
 7021578         8,119,000.00              46,131           6.2600%        08/09/07      1.17       75.8785%               120
 7020564         7,000,000.00              31,250           5.5300%        03/29/07      1.35       77.7778%               120
 7021579         6,815,000.00              36,250           6.2600%        08/09/07      1.25       74.8901%               120
 7019156         6,700,000.00              55,372           6.0370%        02/21/07      1.21       76.5714%                84
 7020562         3,600,000.00              30,508           5.5300%        03/29/07      1.16       76.5957%               120
 AR6930         36,936,000.00             132,863           6.2700%        08/31/07      1.10       78.3372%               120
 AR6729         11,896,000.00             145,073           6.2700%        08/31/07      1.11       76.4524%               120

               ORIGINAL
 LOAN        AMORTIZATION                      # OF      AVERAGE RENTAL     # OF 1      AVERAGE RENTAL     # OF 2     AVERAGE RENTAL
NUMBER       TERM (MONTHS)    TOTAL UNITS    STUDIOS       RATE STUDIO     BED ROOMS      RATE 1 BR       BED ROOMS     RATE 2 BR
------------------------------------------------------------------------------------------------------------------------------------

7020528          360             256            NAP            NAP             32            602              32            879
7020561          360             376            NAP            NAP            136            607             207            681
7022671          360             364            NAP            NAP            142            617             170            767
7021160          360             340            NAP            NAP            NAP            NAP             268            576
7019434          360             296            NAP            NAP            156            702             140            847
7020563          360             360             8             439            200            496             152            630
7021704          420             294            NAP            NAP            112            560             142            762
7018064          360              28            NAP            NAP              6          3,114              22          4,075
7021577          360             224            NAP            NAP             40            547             160            618
7019896          360             192            NAP            NAP             96            627              96            711
7021578          360             176            NAP            NAP             48            497             128            693
7020564          360             224            NAP            NAP            144            470              80            644
7021579          360             188            NAP            NAP             60            565             128            657
7019156          360             121            NAP            NAP             21            588              64            740
7020562          360             118            NAP            NAP             78            488              40            638
AR6930           360             278            NAP            NAP             40            647              40          1,003
AR6729           360              82            NAP            NAP              6            673               6            933

                                                                                                                 # OF VACANT
                                                                                                                 MODEL/OFFICE
                                                                               # OF 4 OR                        UNITS OR UNITS
 LOAN           # OF 3       AVERAGE RENTAL     # OF 4        AVERAGE RENTAL    MORE BED     AVERAGE RENTAL     VACANT DUE TO
NUMBER        BED ROOMS        RATE 3 BR       BED ROOMS        RATE 4 BR       ROOMS          RATE 4+ BR        RENOVATIONS
------------------------------------------------------------------------------------------------------------------------------------

7020528           80            1,191             112             1,519           NAP             NAP                 0
7020561           33             821              NAP              NAP            NAP             NAP                 0
7022671           52             908              NAP              NAP            NAP             NAP                 1
7021160           72             889              NAP              NAP            NAP             NAP                 0
7019434          NAP             NAP              NAP              NAP            NAP             NAP                 0
7020563          NAP             NAP              NAP              NAP            NAP             NAP                 0
7021704          40              903              NAP              NAP            NAP             NAP                 0
7018064          NAP             NAP              NAP              NAP            NAP             NAP                 0
7021577           24             776              NAP              NAP            NAP             NAP                 1
7019896          NAP             NAP              NAP              NAP            NAP             NAP                 1
7021578          NAP             NAP              NAP              NAP            NAP             NAP                 2
7020564          NAP             NAP              NAP              NAP            NAP             NAP                 0
7021579          NAP             NAP              NAP              NAP            NAP             NAP                 0
7019156           24            1,196              12             1,502           NAP             NAP                 0
7020562          NAP             NAP              NAP              NAP            NAP             NAP                 0
AR6930            88            1,387             110             1,772           NAP             NAP                 0
AR6729            8             1,237              62             1,566           NAP             NAP                 0

                                                                                  ----------------------------------------
                                                                                     FOR STUDENT HOUSING PROPERTIES ONLY
                                                                                  ----------------------------------------
                                                                                                          AVERAGE RENT PER
 LOAN        OCCUPANCY                                          ELEVATOR(S)       # OF BEDS (STUDENT         BED (STUDENT
NUMBER      PERCENTAGE        UTILITIES TENANT PAYS             (YES/NO)             HOUSING ONLY)         HOUSING ONLY)
--------------------------------------------------------------------------------------------------------------------------

7020528         100.00%       Electric, Sewer, Water                  0                    784                  399
7020561         94.68%        Electric, Gas                           0                    NAP                  NAP
7022671         89.01%        Electric, Sewer, Water                  0                    NAP                  NAP
7021160         86.18%        Electric, Gas                           0                    752                  244
7019434         92.23%        Electric, Gas, Sewer, Water             0                    NAP                  NAP
7020563         94.17%        Electric, Sewer, Water                  0                    NAP                  NAP
7021704         92.18%        Electric, Gas, Sewer, Water             0                    NAP                  NAP
7018064         100.00%       Electric, Gas                           1                     50                 2,167
7021577         97.77%        Electric, Sewer, Water                  0                    NAP                  NAP
7019896         98.44%        Electric, Gas, Sewer, Water             0                    NAP                  NAP
7021578         94.89%        Electric, Sewer, Water                  0                    NAP                  NAP
7020564         98.21%        Electric, Gas, Sewer, Water             0                    NAP                  NAP
7021579         91.50%        Electric, Sewer, Water                  0                    NAP                  NAP
7019156         99.17%        Electric, Gas                           0                    291                  359
7020562         91.53%        Electric, Gas, Sewer, Water             0                    NAP                  NAP
AR6930          99.64%        Electric, Sewer, Water                  0                    824                  465
AR6729          100.00%       Electric, Sewer, Water                  0                    290                  402

              --------------------------------------------------------------------------------------------------------------
                         FOR MANUFACTURED HOUSING PROPERTIES ONLY                      FOR MIXED USE PROPERTIES ONLY
              --------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL GROSS INCOME
                                                                                    FROM PROPERTY         TOTAL GROSS INCOME
                                    TOTAL GROSS INCOME                                INCLUDING                  FROM
 LOAN         AVERAGE CONTRACT        OF MHP INCLUDING     TOTAL GROSS INCOME     RETAIL/COMMERCIAL        RETAIL/COMMERCIAL
NUMBER        RATE PER HOMESITE          RV SITES             FROM RV SITES              USES                    USES
----------------------------------------------------------------------------------------------------------------------------

7020528             NAP                    NAP                  NAP                      NAP                    NAP
7020561             NAP                    NAP                  NAP                      NAP                    NAP
7022671             NAP                    NAP                  NAP                      NAP                    NAP
7021160             NAP                    NAP                  NAP                      NAP                    NAP
7019434             NAP                    NAP                  NAP                      NAP                    NAP
7020563             NAP                    NAP                  NAP                      NAP                    NAP
7021704             NAP                    NAP                  NAP                      NAP                    NAP
7018064             NAP                    NAP                  NAP                      NAP                    NAP
7021577             NAP                    NAP                  NAP                      NAP                    NAP
7019896             NAP                    NAP                  NAP                      NAP                    NAP
7021578             NAP                    NAP                  NAP                      NAP                    NAP
7020564             NAP                    NAP                  NAP                      NAP                    NAP
7021579             NAP                    NAP                  NAP                      NAP                    NAP
7019156             NAP                    NAP                  NAP                      NAP                    NAP
7020562             NAP                    NAP                  NAP                      NAP                    NAP
AR6930              NAP                    NAP                  NAP                      NAP                    NAP
AR6729              NAP                    NAP                  NAP                      NAP                    NAP

            ------------------------------------------------------------------------------------------------------------------------
                                                              FOR COOPERATIVE PROPERTIES ONLY
            ------------------------------------------------------------------------------------------------------------------------
                           AVERAGE RENTAL    AVERAGE RENTAL    AVERAGE RENTAL     AVERAGE RENTAL    AVERAGE RENTAL    AVERAGE RENTAL
 LOAN         SPONSOR       RATE STUDIO         RATE 1             RATE 2             RATE 3            RATE 4           RATE 4+
NUMBER      OWNED UNITS      (SPONSOR)       BR (SPONSOR)       BR (SPONSOR)       BR (SPONSOR)      BR (SPONSOR)      BR (SPONSOR)
------------------------------------------------------------------------------------------------------------------------------------

7020528           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7020561           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7022671           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7021160           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7019434           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7020563           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7021704           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7018064           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7021577           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7019896           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7021578           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7020564           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7021579           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7019156           NAP           NAP              NAP                NAP                NAP              NAP                NAP
7020562           NAP           NAP              NAP                NAP                NAP              NAP                NAP
AR6930            NAP           NAP              NAP                NAP                NAP              NAP                NAP
AR6729            NAP           NAP              NAP                NAP                NAP              NAP                NAP

        # OF OWNER # OF OWNER  # OF OWNER   # OF OWNER  # OF OWNER  # OF OWNER
 LOAN    OCCUPIED  OCCUPIED 1   OCCUPIED 2  OCCUPIED 3  OCCUPIED 4  OCCUPIED 4+  IO
NUMBER   STUDIOS    BED ROOMS   BED ROOMS    BED ROOMS   BED ROOMS   BED ROOMS  PERIOD            PRINCIPALS (INDIVIDUALS)
------------------------------------------------------------------------------------------------------------------------------------

7020528      NAP       NAP         NAP           NAP        NAP         NAP      60    John R. McWhirter
7020561      NAP       NAP         NAP           NAP        NAP         NAP      60    Louis DeSanto
7022671      NAP       NAP         NAP           NAP        NAP         NAP      24    Louis DeSanto
7021160      NAP       NAP         NAP           NAP        NAP         NAP      36    Luke V. McCarthy, Evergreen Realty Group, LLC
7019434      NAP       NAP         NAP           NAP        NAP         NAP      60    Louis DeSanto
7020563      NAP       NAP         NAP           NAP        NAP         NAP      60    David Vandenburg
7021704      NAP       NAP         NAP           NAP        NAP         NAP      36    John M. Nelson, IV
7018064      NAP       NAP         NAP           NAP        NAP         NAP       0    Jeffrey E. Levine
7021577      NAP       NAP         NAP           NAP        NAP         NAP      36    Harry Bookey, Dick Hymen
7019896      NAP       NAP         NAP           NAP        NAP         NAP      48    John M. Nelson, IV
7021578      NAP       NAP         NAP           NAP        NAP         NAP      36    Harry Bookey, Dick Hymen
7020564      NAP       NAP         NAP           NAP        NAP         NAP      60    David Vandenburg
7021579      NAP       NAP         NAP           NAP        NAP         NAP      36    Harry Bookey, Dick Hymen
7019156      NAP       NAP         NAP           NAP        NAP         NAP      36    Mitchell E. Russell, Jeffrey Rotter
7020562      NAP       NAP         NAP           NAP        NAP         NAP      60    David Vandenburg
AR6930       NAP       NAP         NAP           NAP        NAP         NAP      60    John R. McWhirter
AR6729       NAP       NAP         NAP           NAP        NAP         NAP      60    John R. McWhirter

 LOAN            LOAN           MONTHLY          MONTHLY           INITIAL REPLACEMENT     MONTHLY REPLACEMENT     OTHER1 ESCROW
NUMBER          PURPOSE       TAX ESCROW      INSURANCE ESCROW       RESERVES ESCROW         RESERVES ESCROW          INITDEP
------------------------------------------------------------------------------------------------------------------------------------

7020528        Refinance          Yes               Yes                     0                      6,400
7020561       Acquisition         Yes               Yes                     0                      7,833
7022671       Acquisition         Yes               Yes                  327,600                     0
7021160       Acquisition         Yes               Yes                     0                      8,500               220,000
7019434       Acquisition         Yes               Yes                     0                      6,167
7020563        Refinance          Yes               No                      0                      7,500
7021704       Acquisition         Yes               Yes                  220,500                     0                  25,000
7018064        Refinance          Yes               Yes                     0                       700
7021577        Refinance          Yes               Yes                     0                      4,667
7019896       Acquisition         Yes               Yes                  144,000                     0
7021578        Refinance          Yes               Yes                     0                      3,799
7020564        Refinance          Yes               No                      0                      4,667
7021579        Refinance          Yes               Yes                     0                      3,917
7019156       Acquisition         Yes               No                      0                      3,471                35,000
7020562        Refinance          Yes               No                      0                      2,458
AR6930         Refinance          Yes               Yes                   6,950                    6,950
AR6729         Refinance          Yes               Yes                   2,050                    2,050

 LOAN
NUMBER  OTHER1ESCROWDESC             OTHER1ESCROWCOM
-----------------------------------------------------------------------------------------------------------------------------------

7020528
7020561
7022671
7021160 Special Property Tax Fund    As part of the transaction structure, the Borrower made an upfront payment of $220,000 into
                                     Tax portion of Tax and Insurance Escrow ("Special Property Tax Fund") from the Loan proceeds. In the first year of the Loan, $30,000.00 shall be released from the Special
                                     Property Tax Fund to pay taxes on the Property (the "First Year Payment"). No release from the Special Property Tax Fund shall be made in the second year of the Loan. In the third year of the Loan, $85,000.00 shall be released from the Special Property Tax Fund to pay taxes on the Property (the "Third Year Payment"). In the fourth year of the Loan,
                                     $85,000.00 shall be released from the Special Property Tax Fund to pay taxes on the
                                     Property (the "Fourth Year Payment"). In the fifth year of the Loan, $20,000.00 shall be released from the Special Property Tax Fund to pay taxes on the Property (the "Fifth Year
                                     Payment"). Any shortfall between the First Year Payment, Third Year Payment, Fourth Year
                                     Payment or Fifth Year Payment and the outstanding taxes due on the Property for such payment's corresponding year shall be supplemented by a release of funds escrowed for taxes from the Tax and Insurance Escrow Fund. Provided no Event of Default has occurred, any unused portion of the Initial Property Tax Payment still in the Special Property tax Fund on the date that is five years from the date of closing shall be returned to Master Tenant.
7019434
7020563
7021704 TIC Fee                      At closing, Lender held back $25,000, to cover expenses associated with TIC syndication.
                                     These funds will be distributed once the Borrower has finished selling ownership to tenants in common.
7018064
7021577
7019896
7021578
7020564
7021579
7019156 Seasonality Holdback Reserve To be used, as necessary, for debt service; must be returned to a $35,000 balance by May 15th of each calendar year during the term of the loan
7020562
AR6930
AR6729

            OTHER2
 LOAN       ESCROW
NUMBER      INITDEP         OTHER2ESCROWDESC           OTHER2ESCROWCOM
------------------------------------------------------------------------------------------------------------------------------------

7020528
7020561
7022671
7021160                     Future Holdback Deposit    The Borrower executed a Holdback Reserve and Security Agreement pledging to deposit $181,692.84 with Lender if, as of October 1, 2008, less than
                                                       95% of the leases at the subject property are less than 12 months.
7019434
7020563
7021704
7018064
7021577
7019896
7021578
7020564
7021579
7019156
7020562
AR6930
AR6729

                          2ND MOST RECENT       2ND MOST                     MOST RECENT           MOST RECENT
 LOAN    2ND MOST RECENT  STATEMENT NUMBER  RECENT STATEMENT   2ND MOST   BORROWER REPORTED     BORROWER REPORTED
NUMBER    STATEMENT TYPE    OF MONTHS          ENDING DATE    RECENT NOI  NOI STATEMENT TYPE  NOI NUMBER OF MONTHS
------------------------------------------------------------------------------------------------------------------

7020528        UAV               UAV                UAV           UAV          Annualized               5
7020561     Full Year             12             12/31/06      1,511,172       Annualized               8
7022671     Full Year             12             12/31/06      1,418,116      Trailing-12               12
7021160        UAV               UAV                UAV           UAV             UAV                  UAV
7019434     Full Year             12             12/31/06      1,474,034      Trailing-12               12
7020563     Full Year             12             12/31/06       979,688       Trailing-12               12
7021704     Full Year             12             12/31/06      1,040,788      Trailing-12               12
7018064        UAV               UAV                UAV           UAV          Annualized               3
7021577     Full Year             12             12/31/06       685,321       Trailing-12               12
7019896     Full Year             12             12/31/06       888,538        Annualized               5
7021578     Full Year             12             12/31/06       697,574       Trailing-12               12
7020564     Full Year             12             12/31/06       572,813       Trailing-12               12
7021579     Full Year             12             12/31/06       602,986       Trailing-12               12
7019156     Full Year             12             12/31/06       633,111        Annualized               9
7020562     Full Year             12             12/31/06       319,583       Trailing-12               12
AR6930         UAV               UAV                UAV           UAV             UAV                  UAV
AR6729         UAV               UAV                UAV           UAV             UAV                  UAV

            MOST RECENT
 LOAN    BORROWER REPORTED    MOST
NUMBER    NOI ENDING DATE   RECENT_NOI    UW_NOI    U/W NCF   YEAR BUILT
------------------------------------------------------------------------

7020528        12/31/07      3,299,986  2,559,855  2,483,055     2007
7020561        09/30/07      1,689,449  1,574,139  1,479,891  1995-2001
7022671        07/31/07      1,496,151  1,666,885  1,557,685     1991
7021160          UAV            UAV     1,426,910  1,324,910  2002-2007
7019434        10/31/07      1,535,108  1,500,420  1,426,420     1990
7020563        10/31/07      1,006,595  1,107,085  1,017,085     1983
7021704        06/30/07      1,177,153  1,175,484  1,101,984  1970, 1972
7018064        10/31/07      1,126,600  1,106,193  1,097,793     2007
7021577        10/31/07       828,323    899,976    843,976      1983
7019896        09/30/07      1,040,533   861,479    813,479      1990
7021578        10/31/07       725,932    746,157    700,573      1982
7020564        10/31/07       643,803    702,172    646,172      1980
7021579        10/31/07       565,725    676,067    629,067      1982
7019156        11/30/07       652,314    630,678    587,203      1923
7020562        10/31/07       284,875    315,479    285,979      1982
AR6930           UAV            UAV     3,095,639  3,012,239     2007
AR6729           UAV            UAV     1,003,583   978,983   2006-2007